DELAWARE VIP TRUST

Delaware VIP Emerging Markets Series
(the "Series")

Supplement to the Series' Service Class
Prospectus dated April 29, 2008

The following replaces the table on page 4 entitled, "How has the Series performed? - Average annual returns for periods ending 12/31/07":

Average annual returns for periods ending 12/31/07

	Delaware VIP Emerging Markets Series Service Class	MSCI Emerging Markets Index (net)	MSCI Emerging Markets Index (gross)
1 year	38.51%	39.39%	39.78%
5 years	38.31%	37.02%	37.46%
Lifetime*	22.28%	17.67%	18.04%

The Series' returns above are compared to the performance of the MSCI Emerging Markets Index (Index), formerly referred to as the Morgan Stanley Capital International Emerging Markets Free Index, which is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. As of June 2007, the Index consisted of 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index "gross" return reflects the maximum possible dividend reinvestment. Index "net" return reflects minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. The Series' portfolio manager believes that the net returns of the MSCI Emerging Markets Index are a more accurate benchmark for the Series' investments. You should remember that unlike the Series, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

*Lifetime returns are shown if the Series or Class existed for less than 10 years. The returns shown for the Service Class are for the lifetime period because the inception date for the Class was May 1, 2000. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return reflects the return from May 31, 2000 through December 31, 2007.

Please keep this Supplement for future reference.

This Supplement is dated April 30, 2008.